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Exhibit 4.1

Form of Specimen Common Stock Certificate

NUMBER

COMMON STOCK

[LOGO]

HOUSTON WIRE & CABLE COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 44244K 10 9

This Certifies that
is the record holder of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR
VALUE PER SHARE, OF
HOUSTON WIRE & CABLE COMPANY

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate property endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/
CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY

[SEAL]

/s/

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

BY /s/
AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations and restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT -                      Custodian                      Under Uniform Gifts to Minors
                                                         (Cust)                 (Minor)
Act
                (State)

UNIF TRF MIN ACT -                      Custodian (until age_____)
                                                         (Cust)

                               under Uniform Transfers
        (Minor)
to Minors Act
                         (State)

Additional abbreviations may also be used though not in the above list.
For value received,                                hereby sell, assign and transfer unto
PLEASEINSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                          Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X
NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1